UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 15, 2016 (August 11, 2016)

BANCORPSOUTH, INC.

(Exact name of registrant as specified in its charter)

Mississippi	1-12991	64-0659571
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Mississippi Plaza 201 South Spring Street Tupelo, Mississippi	38804
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (662) 680-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 – Other Events

Item 8.01. Other Events.

On August 11, 2016, the Federal Deposit Insurance Corporation (the “FDIC”) notified BancorpSouth Bank (the “Bank”), the wholly-owned subsidiary of BancorpSouth, Inc. (the “Company”) that, in connection with the Bank’s entry into a Consent Order on June 29, 2016 (the “Consent Order”), with the United States Department of Justice and the Consumer Financial Protection Bureau to settle and resolve alleged violations of the Equal Credit Opportunity Act and the Fair Housing Act, the FDIC will be retroactively downgrading the Bank’s Community Reinvestment Act (“CRA”) rating from “Satisfactory” to “Needs to Improve,” effective as of the 2013 CRA evaluation. The FDIC routinely performs a CRA performance evaluation of the Bank, typically once every three years. The FDIC last conducted a CRA evaluation of the Bank in 2013, at which time, the Bank received a “Satisfactory” rating.

Among other things, the purpose of the CRA evaluation is to assess the Bank’s performance and initiatives that are designed to help meet the credit needs of the areas it serves, including low and moderate-income individuals, neighborhoods, and businesses. The CRA evaluation is also a factor that the FDIC considers when reviewing applications by the Bank to acquire, merge, or consolidate with another banking institution, to establish a new branch office that will accept deposits, or to relocate an office. Similarly, the Federal Reserve considers such evaluations when reviewing applications by the Company to acquire another banking institution or its holding company.

As a result of the retroactive downgrade of the Bank’s CRA rating, the Company and the Bank likely will be unable to obtain the necessary Federal Reserve or FDIC regulatory approvals to complete the two pending mergers with Ouachita Bancshares Corp. and Central Community Corporation and their respective affiliated banks until such time as the Bank’s CRA rating is improved to “Satisfactory.” The Company presently understands that the FDIC expects to begin its next CRA evaluation of the Bank later this year and to complete that evaluation during the first quarter of 2017; however, the Company cannot make any assurances as to the timing or outcome of its next CRA evaluation.

Forward Looking Statements

Certain statements contained in this Current Report on Form 8-K may not be based upon historical facts and are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements may be identified by their reference to a future period or periods or by the use of forward-looking terminology such as “anticipate,” “believe,” “could,” “estimate,” “expect,” “foresee,” “intend,” “may,” “might,” “plan,” “will,” or “would” or future or conditional verb tenses and variations or negatives of such terms. These forward-looking statements include, without limitation, those statements relating to the timing and outcome of the Bank’s next CRA evaluation and the ability of the Company and the Bank to obtain the necessary regulatory approvals to complete the two pending mergers.

The Company cautions readers not to place undue reliance on the forward-looking statements contained in this Current Report on Form 8-K, in that actual results could differ materially from those indicated in such forward-looking statements as a result of a variety of factors. Forward-looking statements speak only as of the date that they were made, and, except as required by law, the Company does not undertake any obligation to update or revise forward-looking statements to reflect events or circumstances that occur after the date hereof.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BANCORPSOUTH, INC.

By:	/s/ Cathy S. Freeman
Cathy S. Freeman
Senior Executive Vice President and
Chief Administrative Officer

Date: August 15, 2016